EMPLOYMENT AGREEMENT


     AGREEMENT  made  as  of  February  2,  1998,   between  PROGRAM   BROKERAGE
CORPORATION ("Employer"), with offices 122 East 42nd Street, New York, NY 10168 and Marc Cohen ("Employee").

     WHEREAS, in order to induce Employer to engage Employee to perform services for Employer, Employee agrees to enter into this Agreement upon the terms and conditions hereof.

     NOW THEREFORE, in consideration of the premises and the mutual promises contained herein, the parties agree as follows:

     1. Employment The Employer hereby employs Employee and Employee hereby accepts such employment under the terms and conditions hereinafter contained.

     2.  Term

     2.1 Employer   and Employee  acknowledge  that  Employer is an "employee at will" and that Employer may terminate this Agreement for any reason, or for no reason, at any time in accordance with the notice provisions set forth herein.

     2.2 The employment of Employee hereunder and the Term of this Agreement (the "Term") shall commence on the date hereof, and shall continue until either party gives ten (10) days notice to the other, in accordance with the notice provisions set forth herein.

     2.3 Notwithstanding the above, Employer shall have the right to terminate this Agreement for cause at any time without notice. As used herein, cause shall mean:

          (a) Loss or suspension of any license required for the performance of Employee's duties;

          (b) Conviction of any criminal offense, whether or not related to the performance of Employee's duties;

          (c) Violation of any law or regulation applicable to the Employer in the course of its business and/or to Employee while fulfilling Employee's obligations under this Agreement.

          (d) Failure or inability to perform any material duties required hereunder where said non-performance remains uncorrected ten (10) days after the Employer gives notice of such non-performance;

          (e) Any action whether occurring on or off the premises of the Employer which causes or may reasonably be anticipated to cause the Employer to be held in disrepute or to incur adverse publicity;

          (f) Willful misconduct or gross negligence in the performance or non-performance of the Employee's obligations under this Agreement;

          (g) Any misrepresentation or violation of the obligations of the Employee under this Agreement.

     3. Duties Employee agrees: (a) to devote Employee's full time business time and effort to the furtherance of the business of Employer; (b) to perform faithfully and to the best of his/her ability all assignments of work given to Employee by Employer consistent with Employee's qualifications, status and experience; (c) to abide by Employer's written policies and procedures, and by such other policies and procedures of which Employee has received notice; and
(d) that during the Term of this Agreement, Employee will not engage in any activity that competes in any way with Employer or interferes with the performance of Employee's duties hereunder.

     4. Compensation/Benefits

     4.1 In full consideration of Employee's obligations and performance under this Agreement, Employer agrees to pay Employee an annual salary of $250,000.00 payable bi-weekly or at such other interval as Employer may establish for its usual payroll payment and subject to required withholding of taxes, social security, benefit payments, etc.

     4.2 Employee may participate, in Employer's employee insurance and other benefit plans, in accordance with the provisions of such plans, unless otherwise specifically provided in such plans. The Employer reserves the right to amend, terminate and/or suspend such benefits generally.

     5. Representation and Warranties

     5.1 Employee warrants that he/she has full power and authority to enter into this Agreement and that such act, and the performance of his/her obligations hereunder will not conflict with any other agreements or undertakings to which he/she is a party or to which he/she is bound, or give rise to any claim or proceeding against Employer, and that he/she will fully indemnify Employer and hold it harmless from and against any and all such claims, charges or liabilities, including reasonable attorney's fees and disbursements incurred by Employer in connection therewith.

     5.2 Employee represents and warrants that to the extent that he/she heretofore received any proprietary, confidential or privileged information of any third party,

Employee is instructed and agrees to keep such information in confidence in fulfillment of his/her legal, ethical and/or contractual obligations to such third party. Employer neither requests nor desires any disclosure of such information to Employer.

     5.3 Each party hereto represents and warrants that this Agreement is the valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally or by limitations on the availability of equitable remedies.

     6. Limitations on Competing Interests

     6.1 During the term of this Agreement, Employee shall not, without prior written disclosure to the Employer and consent by it, acquire or maintain any material, financial or economic interest in, or accept any position, association, employment, gratuities or compensation from any person, corporation, firm, partnership or other entity whatsoever whose business is competitive with the business of the Employer or its affiliates.

     6.2 No provision of this Agreement shall be deemed to prohibit Employee from making passive business investments or serving on the boards of directors of civic groups or of other businesses that do not compete with Employer or its affiliates so long as such activities do not conflict with the written policies of Employer, including any policies requiring the disclosure of such activities or preclude Employee from performing his/her obligations pursuant to this Agreement; provided, however, that neither Employer nor its affiliates shall have responsibility or liability for any such activities of Employee.

     7. Securities Law Compliance

     7.1 Employee represents and warrants as follows:

          (a) no event act or omission has occurred prior to the effective date of this Agreement (including without limitation any criminal conviction or failure on employee's part to contest any criminal proceeding, or any judicial or administrative decree or order by which employer is bound or event affecting any business as to which employee was a director, officer employee or service provider) which would in any manner (i) require disclosure pursuant to the provisions of Regulation S-K promulgated under the Securities Act of 1933 regarding disclosures of "Involvement in certain legal proceedings"; or (ii) limit employee's ability to serve as an employee of the publicly held company; or (iii) occasion the concern of any Federal or State regulatory body (including without limitation the Securities and Exchange Commission or any body with which the securities of the Employer may be listed) regarding Employee's capacity, qualification, character or fitness, or (iv) result in the refusal or inaction of any provider of directors and officers liability insurance and/or errors and omissions insurance and/or fidelity insurance to include Employee within its coverage; and

     7.2 In amplification of 7.1 above, except as disclosed in writing to Employer, Employee has not been in any manner involved in any civil, criminal, judicial or regulatory proceeding involving any insurance or reinsurance broker, agent, consultant or intermediary, and/or any entity with responsibility of any nature or kind for the auditing of the foregoing or for the monitoring or investment of the assets of the foregoing.

     7.3 Disclosure of Conflicts of Interest; Abstention from Speculation in Securities of Client

          (a) In order to avoid actual or apparent conflicts of interest, Employee shall take all necessary actions to disclose to Employer any direct or indirect ownership or financial interest in any company, person or entity which is a service provider to Employer, an actual or intended client of the Employer, an insurer or reinsurer of the Employer or which is engaged in by the Employer.

          (b) While Employee is employed by Employer, Employee shall abstain from any direct or indirect acquisition of securities of the Employer or its clients or customers except as may be specifically approved in writing by Employer upon Employee's prior written request, and from divulging or appropriating to Employee's own use or to that of others any secret, confidential or proprietary information or knowledge regarding the Employer, its clients or customers for the purpose of speculation in the securities of any of them.

     7.4 General Requirements Employee shall observe such business ethics, premises security and similar Employer requirements as may from time-to-time apply.

     7.5 Insider Trading Considering that the Employer is a publicly-traded corporation, Employee hereby agrees that Employee will comply with any and all federal and state securities laws including but not limited to those that relate to non disclosure of information, insider trading and individual reporting requirements and shall specifically abstain from discussing the Employer's business affairs with any individual who does not have a business need to know such information for the benefit of Employer.

     8. Ownership of Insurance Accounts, Work Product, Etc.

     Employee expressly agrees that: (a) any and all insurance business produced or transacted by Employee or referred to Employee by any entity; (b) any proposal which Employee may develop for the production, transaction or referral of any insurance business; and/or (c) any other work product produced by or work performed by Employee while Employee is employed by Employer is and shall be the permanent and exclusive property of

Employer. The aforesaid business, proposals, work product and/or work shall be for Employer's exclusive benefit to use and exploit, or to decline to use or exploit, during and/or following the period of Employee's services without: (a) any claim or right by Employee to further remuneration, and/or (b) any claim or right by Employee against Employer and/or any other entity.

     9. Protection of Confidential Information

     9.1 Employee will not at any time, during or after the period of Employee's employment, divulge or appropriate to Employee's own use or to the use of others, any secret, confidential or proprietary information or knowledge regarding the Employer or its clients, either obtained by Employee or of which Employee becomes aware in any manner whatsoever during or in connection with Employee's services.

     9.2 Employee acknowledges that the following constitute business assets of the Employer which are confidential: (a) the Employer's list of prior, current or proposed clients or accounts; (b) information regarding actual or potential providers of insurance or reinsurance to the clients of the Employer; (c) information regarding actual or potential wholesale or specialty brokers who assist or may assist in finding insurance or reinsurance for clients of the Employer; and/or (d) information regarding the structure and operations of programs of insurance for groups of insureds.

     10. Protection of Employer Property All records, files, manuals, lists of customers, blanks, forms, supplies, computer programs, and/or other materials furnished to Employee by Employer used by Employee on Employer's behalf or generated or obtained by Employee during the course of Employee's employment, shall be and remain, the property of Employer. Employee further acknowledges that this property is confidential and is not readily accessible to Employer's competitors. Upon termination of employment hereunder, Employee shall immediately deliver to Employer or its authorized representative all such property, including all copies, remaining in Employees possession or control.

     11. Restrictive Covenant

In the event that Employee ceases to be an employee of Employer for any reason ("Withdrawal from the Company"), Employee may conduct business in competition with Employer. However, for the two year period immediately following the Withdrawal from the Company, Employee may not:

(i) solicit, join, provide services to, advise; give assistance to, or contact any person or entity who was a client of Employer, or any employee of such client, with respect to the provision of insurance or insurance-related services;

(ii) solicit any persons or entities who, to the knowledge of Employee, are or were identified through leads developed while Employee was employed by Employer;

(iii) solicit professional relationships introduced to such Employee by any employee or client of Employer while Employee was an employee of Employer;

(iv) offer employment to or employ any person who is then, or had been within 6 months of such offer, an employee of Employer; or

(v) solicit any employee of Employer to terminate his or her employment.

Employee acknowledges that a material part of his/her current and future compensation, including salary increases and/or bonuses, is being paid in consideration for Employee's promises to honor the restrictive covenants and confidentiality aspects of this Employment Agreement. The Employee agrees that the restrictive covenants and confidentiality provisions set forth in this Employment Agreement are both reasonable and necessary to protect the vital interests of Employer and to promote an open and productive working relationship between Employer and Employee, from which Employee will benefit.

     12. Advise of Counsel

Employee acknowledges that, in connection with this Agreement, Employee has been advised to seek the advise of counsel and is now so advised.

     13. Covenant to Cooperate Employee agrees to furnish such information and proper assistance to Employer during and/or following the period of Employee's services as may reasonably be required by Employer in connection with any litigation, regulatory or administrative investigation or proceeding in which the Employer is or may become a party.

     14. Miscellaneous

     14.1 Definition of Affiliate The term "affiliate", shall be defined for the purpose of this Agreement to mean any entity directly or indirectly controlling, controlled by or under common control with the Employer, including but not limited to the parents, subsidiaries and/or associated entities of the Employer.

     14.2 Notice All notices and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if hand delivered against receipt, or mailed, registered or certified mail, return receipt requested, postage prepaid, or delivered by facsimile transmission as follows:

           To Employee at:      130 Peach Drive
                                Roslyn,  NY 11576
                                Attention:  Marc Cohen

           To Employer at:      Kaye Insurance Associates,  Inc.
                                122 East 42nd Street
                                Chanin Building
                                New York, New York 10168
                                Attention: Carmin de Cespedes
                                Director of Human Resources

           With a copy to:      Kaye Insurance  Associates, Inc.
                                122 East 42nd Street
                                Chanin Building
                                New York, New York 10168
                                Attention:  Ivy Fischer
                                            Corporate Counsel

or to such other address as any party shall have specified by notice in writing to the others.

     14.3 Applicability of Agreement This Agreement shall apply with respect to Employee's services on behalf of Employer and its affiliates.

     14.4 Counterparts This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     14.5 Paragraph Heading The headings of Paragraphs of this Agreement are for convenience and reference only and shall not affect the construction or interpretation of any of the provisions hereof.

     14.6 Severability of Agreement Provisions It is the desire and intent of the parties that the provisions contained in this Agreement shall be enforceable to the fullest extent permitted by law. The invalidity and/or unenforceability in whole or in part of any provision of this Agreement shall not render invalid or unenforceable any other provision of this Agreement, which instead will remain in full force and effect.

     14.7 Scope of Agreement This Agreement contains the entire Agreement of the parties concerning its subject matter, superseding all prior representations, agreements, and understandings between the parties with respect to the subject matter herein and supersedes and nullifies all prior understandings and agreements with respect to the subject matter hereof. This Agreement may be changed only by a written instrument signed by both parties.

     14.8 Non-Assignability of Agreement This Agreement may not be assigned by Employee without the prior written consent of Employer, and any assignment without such written consent shall be void and of no effect. Employer, however, shall have the right to assign this Agreement which will then remain in full force and effect between the Employer and the assignee.

     14.9 Waiver of Breach Not a Waiver of Subsequent Breaches The waiver by Employer or Employee of any breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     14.10 Right to injunctive Relief Employee hereby acknowledges that damages at law will be an insufficient remedy for Employer in the event of a breach by the Employee of paragraphs 8, 9, 10 and 11 of this Agreement. Therefore, it is agreed that in the event of any such breach or threatened breach, the Employer and/or its affiliates shall be entitled, in addition to any other remedies and damages available at law or in equity, to an injunction to restrain such breach or threatened breach thereof by Employee, his/her partners, agents, servants, employers and/or employees, and any other person(s) acting for or with Employee. Employee agrees to pay any and all reasonable attorney's fees and expenses incurred by the Employer and/or its Affiliates in enforcing any covenants contained in paragraphs 8, 9, 10 and/or 11.

     Any rights or remedies of either party pursuant to the provisions of this Agreement shall be in addition to, and not in substitution of, any rights or remedies otherwise available to either party by law.

     14.11 Enforceability This Agreement shall be governed by and enforced according to the laws of the State of New York regardless of its place of execution or performance.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in New York, New York the day and year first above written.

Witness                                        Employer


                                                By: /s/ ILLEGIBLE
-------------------------------                    ----------------------------

Witness                                         Employee


/s/ ILLEGIBLE                                      /s/ ILLEGIBLE
-------------------------------                    ----------------------------